UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

M&T BANK CORPORATION
(Exact name of registrant as specified in its charter)

New York
State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 842-5445

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

On December 16, 2013 M&T Bank Corporation (“M&T”), Hudson City Bancorp, Inc. (“Hudson City”) and Wilmington Trust Corporation, a direct, wholly owned subsidiary of M&T (“Merger Sub”), entered into an amendment (the “Amendment”) to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, by and among M&T, Hudson City and Merger Sub, pursuant to which, among other things, Hudson City will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

A copy of the Amendment is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

On December 17, 2013, M&T issued a press release announcing the execution of and describing the Amendment, a copy of which is attached hereto as Exhibit 99.1. The press release is incorporated herein by reference.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.

In addition to factors previously disclosed in M&T’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger; delay in closing the merger; difficulties and delays in integrating the M&T and Hudson City businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

Important Additional Information.

In connection with the merger, M&T filed with the SEC on February 22, 2013 a Registration Statement on Form S-4 that included a Joint Proxy Statement of M&T and Hudson City and a Prospectus of M&T.  The S-4 has been declared effective.

Each of M&T and Hudson City may file other relevant documents concerning the proposed transaction.  SHAREHOLDERS OF M&T AND HUDSON CITY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about M&T and Hudson City, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from M&T at www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” or from Hudson City by accessing Hudson City’s website at www.hcsbonline.com under the heading “Investor Relations.” Copies of the Joint Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5445.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1 99.1
Amendment No. 2, dated as of December 16, 2013, to Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, by and among M&T Bank Corporation, Hudson City Bancorp, Inc. and Wilmington Trust Corporation
News Release dated December 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, M&T has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
/s/ Drew J. Pfirrman
Drew J. Pfirrman
Senior Vice President and General Counsel

Date: December 17, 2013

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1 99.1
Amendment No. 2, dated as of December 16, 2013, to Agreement and Plan of Merger, dated as of August 27, 2012, as amended by Amendment No. 1, dated as of April 13, 2013, by and among M&T Bank Corporation, Hudson City Bancorp, Inc. and Wilmington Trust Corporation
News Release dated December 17, 2013